MML Series Investment Fund
Table of Contents

Page
To Our Shareholders	2-11

Statement of Assets and Liabilities as of June 30, 2000	12

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Operations For the Six Months Ended June 30, 2000	13

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Changes in Net Assets For the Six Months Ended June 30, 2000 and For the Year Ended December 31, 1999	14

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Financial Highlights

MML Equity Fund	15
MML Money Market Fund	16
MML Managed Bond Fund	17
MML Blend Fund	18

Schedule of Investments as of June 30, 2000

MML Equity Fund	19-20
MML Money Market Fund	21
MML Managed Bond Fund	22-24
MML Blend Fund	25-29

Notes to Financial Statements	30-35

MML Series Investment Fund – Letter to Shareholders
To Our Shareholders

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

/s/ John V. Murphy

John V. Murphy
President
MML Series Investment Fund
MML Equity Fund
Note to shareholders: George Tall became portfolio manager of MML Equity Fund on April 20, 2000. The sub-adviser for the Fund remains David L. Babson and Company, Inc.

What are the investment objectives and policies for the MML Equity Fund?

The objective and policies of the Fund are to:
•	achieve high total returns over the long term while minimizing risk
•	invest in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
-are of high investment quality
-offer above-average dividend growth potential
-are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s shares had a return of -4.17%, beating the -4.23% return of the Russell 1000 Value Index, which measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. During the same period, the Fund underperformed the -0.42% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

This fund has a new manager and a new benchmark. Can you provide more information about these changes?

The Russell 1000 Value Index, which joins the Standard & Poor’s 500 Index as a benchmark for the Fund, more accurately reflects the normal composition of the Fund than the S&P 500®. The S&P 500®, while a popular measure of stock prices, has become increasingly growth-oriented and technology-heavy, including such components as Microsoft, Yahoo!, America Online, and Qualcomm.

Since coming on board in April, we’ve made substantial changes to the Fund’s holdings. The largest underweighting at the end of the period was in banks and other financial services stocks, which tend to suffer during periods of rising interest rates and deteriorating overall credit conditions. On the other hand, the most important areas of greater emphasis were the telecommunications, media, and technology sectors of the market. We’d like to emphasize that the Fund has in no way forsaken its value orientation. You won’t find pricey Internet stocks with no earnings in this portfolio. However, we have shifted the emphasis in stock selection to spotlight some financial characteristics that we think deserve more attention.

In what ways have the Fund’s criteria for stock selection changed?

Traditionally, the key characteristics of stocks pursued by value funds were low price-to-earnings and price-to-book-value ratios. While we take those ratios into account, we also place great importance on a company’s free cash flow and what it does with that cash flow. Ideally, we’d like to invest in companies that generate enough cash internally to fund a high growth rate without incurring excessive levels of debt. Furthermore, we want to see those companies making wise decisions about deploying that cash—by repurchasing shares, paying down debt, making helpful acquisitions, and the like.

As value investors, we pay particularly close attention to stock buybacks. For example, if a company makes the decision to repurchase a significant percentage of its shares around the $40 level, our opinion is that $40 per share constitutes something of a floor for that stock—a price at which the insiders who are most knowledgeable about the stock are saying, in effect, “If you don’t want the stock at this price, we do.” That’s no guarantee of a profitable investment, of course, but we believe that it’s a good indicator of what the real smart money thinks of that stock. Boeing was an example of a stock where we saw impressive share buyback activity.
MML Equity Fund (Continued)

 What are some examples of stocks you bought and sold?

Alcatel, a European telecommunications equipment manufacturer, was an example of a recent purchase that contributed positively to performance. The company stands to reap substantial benefits from the ongoing expansion of the Internet’s infrastructure in Europe. Liberty Media Group, the video programming arm of AT&T, was also an addition, joining the Fund’s 10 largest holdings. Headed by media titan John Malone, this company has both profitable established lines of business and a track record of creating promising startup media companies. News Corp., Radio Shack, and Micron Technology are some other recent purchases.

On the sell side, we liquidated or reduced positions in Albertson’s, Engelhard, Illinois Tool Works, Crown, Cork & Seal, and Delphi, among others. It made little sense to us to own a stock like Albertson’s given that the company’s business lies directly in the path of expansion of a retail juggernaut like Wal-Mart. Delphi exemplified a company whose earnings appeared better than they really were. As a former subsidiary of General Motors, Delphi is obliged to plow a significant portion of its earnings back into supporting the subcontracting business of GM.

What is your outlook?

The consensus view at the end of the period was that the Fed was finished raising interest rates for the time being. We are not entirely comfortable with this view. While the recent numbers on consumer spending and other data indicate that an economic slowdown might be starting, we believe that those numbers were influenced in part by a seasonal shortage of cash in the second quarter due to income tax payments. The pattern during the past few years has been for spending to pick up again in the third quarter. Consequently, we have positioned the Fund defensively as a precaution against more rate hikes later in 2000. We are comfortable with most of the Fund’s holdings and sector weightings roughly as they are, and we anticipate much lower turnover in the second half of the year.

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P’s 500 Composite Index

MML Series Investment Fund
Total Return
	Year to Date	One Year	Five Year	Ten Year
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	Average Annual 7/1/95 - 6/30/00	Average Annual 6/30/90 - 6/30/00

MML Equity Fund	-4.17%	-14.22%	13.33%	12.78%

S&P’s 500 Composite Index	-0.42%	7.25%	23.81%	17.80%
GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Money Market Fund

What are the investment objectives and policies for the MML Money Market Fund?

The objectives and policies of the Fund are to:

• maximize current income to the extent consistent with liquidity and the preservation of capital
• invest in a diversified portfolio of money market instruments
• invest in high quality debt instruments with remaining maturity not to exceed 397 days

MML Money Market Fund (Continued)

How did the Fund perform during the first half of 2000?

The Fund’s shares had a net return of 2.82%, slightly better than the 2.80% return of the Lipper Taxable Money Market Average. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What was the investment background during the period?

Like much of 1999, the first half of 2000 proved to be challenging for fixed-income investors. Strong economic growth, a tight labor market, extended stock valuations in a number of sectors, and higher prices for many raw materials—particularly crude oil—all contributed to the Federal Reserve Board’s decision to raise short-term interest rates in February, March, and May. In the first two instances, the Fed implemented a 0.25% increase, while in May the Fed made an even bolder policy statement when it hiked rates by an increment of 0.50%. After this final tightening, the target federal funds rate stood at 6.50%, and the discount rate was 6.00%. In June, amid evidence that the economy might be starting to slow, the Fed stood pat, keeping rates where they were.

The yield curve, a graphical depiction of the yields of fixed-income investments of various maturities, remained fairly steep at the short end. However, the curve was inverted in the intermediate and long sectors of the market, reflecting the fact that longer-term instruments had lower yields than securities with shorter maturities. This unusual situation was caused mainly by the Treasury buyback program announced by the U.S. Treasury early in the year. The program called for repurchasing up to $30 billion in longer-term Treasury securities by the end of 2000. In addition, issuance of new 2-, 5-, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market.

Spreads between 91-day T-bills and Tier 1 commercial paper widened throughout the period, a result of the constant upward pressure on short-term rates. From a low of 25 basis points on December 31, 1999, the spread widened modestly during the first three months of the period but then surged, hovering around the level of 90 basis points at the end of May in the wake of the Fed’s decision to raise rates by a full 0.50%. Despite the decision to keep rates steady in June, the spread remained wide, reflecting uncertainty about the Fed’s near-term intentions. The average duration of the Fund’s investments during the period was stable at approximately 50 days, in line with the IBC/Donohue Universe.

How was credit quality during the period?

While the credit quality of the Fund remained excellent, credit quality in the overall market deteriorated somewhat. The Fund typically limits its investments to Tier 1 securities, which have received the highest rating from at least two of the nationally recognized rating agencies. However, within that universe there are different gradations of quality, and we actively search out the best opportunities utilizing MassMutual’s considerable strengths in credit analysis.

What is your outlook?

The typical lag between Fed actions on interest rates and when those actions meaningfully affect the economy is 12 to 18 months. The current cycle of tightening began in June 1999, and since then we’ve had six increases in rates, the last a 0.50% hike. It is reasonable to expect some slowing in economic growth soon. A soft landing—moderate slowing with no recession—would relieve the upward pressure on rates without creating too many credit quality problems. However, the economy is like an ocean liner. It cannot turn on a dime, and steering it is not an exact science. There is always the chance that the Fed will over- or undershoot its growth targets for the economy. For our part, we will continue to try to select securities with attractive yields while remaining vigilant in our credit analysis.
MML Money Market Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML Series Investment Fund
Total Return	Year to Date	One Year	Five Year	Ten Year
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	Average Annual 7/1/95 - 6/30/00	Average Annual 6/30/90 - 6/30/00

MML Money Market Fund	2.82%	5.38%	5.14%	4.86%

Lipper Taxable Money Market Fund Index	2.80%	5.33%	5.11%	4.80%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Managed Bond Fund

What are the investment objectives and policies for the MML Managed Bond Fund?
The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	maintain duration in a targeted range from four to seven years
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during the first half of 2000?
For the six months ended June 30, 2000, the Fund’s shares returned 4.12%, a little better than the 3.99% return of the Lehman Brothers Aggregate Bond Index, which replaced the Lehman Brothers Government/Corporate Bond Index on March 1, 2000, as the Fund’s benchmark. The new benchmark is closer to the composition of the Fund under normal circumstances because, unlike the Lehman Brothers Government/Corporate Bond Index, it includes mortgage-backed securities. The change in benchmarks was reflected in the Fund’s duration, which shortened from 5.25 at the end of December 1999 to 4.95 on the last day of February 2000 and remained close to that level for the rest of the period. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors influenced the Fund's performance?
A number of factors combined to create uncertainty and consequently considerable volatility in spreads. Shortly after the new year, the Federal Reserve Board, seeing that the investment markets had survived Y2K with minimal disruption, removed the excess liquidity that it had infused into the system prior to the end of 1999. The Fed also continued its pattern of raising short-term interest rates in response to strong economic growth, tight labor markets, and higher prices for raw materials, especially crude oil. The Fed raised rates in February, March, and May, for a total increase of 100 basis points in both the federal funds and discount rates.

Another significant influence on the markets was the Treasury buyback program announced in February. The program was created in response to the federal budget surpluses of the past several fiscal years, which have reduced the need for government borrowing through selling securities in the open market. Treasury officials indicated that they hoped to buy back up to $30 billion in longer-term Treasury securities by the end of 2000. It was also stated that issuance of new 2-, 5-, and 10-year notes would be reduced, as would issuance of 30-year bonds.

The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market. The yield curve, a graphical depiction of the yields of securities with different maturities, inverted, as the yield of the 30-year bond plunged to levels below those of even 3-month T-bills by the end of March. Virtually overnight, the long bond was rendered useless in its traditional role of serving as a benchmark for calculating the yields of other securities, and there was confusion about what should serve as its replacement.

A final factor affecting the bond market was the large number of prominent issuers that encountered serious problems in servicing their debt, including Finova, Service Corp., Conseco, and Waste Management. The cumulative effect of these various factors was to trigger a flight to quality and widen spreads to levels not seen since the 1990 recession. Treasuries were the Fund’s best-performing asset class in this environment. In late May, spreads began to narrow once again, and corporate securities outperformed all other asset classes.

Did any of the Fund’s issuers default during the period?
Fortunately, the Fund managed to avoid all of the “land mine” securities with extremely serious problems. MassMutual prides itself on careful analysis of credit quality, and that attention to detail paid big dividends during the period.

The Fund was significantly overweighted in the corporate sector and underweighted in the mortgage-backed sector relative to its new benchmark at the end of the period. Why was that?
The wide spreads that prevailed for most of the period made it difficult to move money out of corporates without selling at what we felt were extremely disadvantageous prices. Given the overall favorable investment environment—strong economic growth, low inflation, relatively low interest rates by historical standards, and the possibility of a slowing economy later in the year—we felt that spreads would narrow again in the near future, offering better opportunities to lighten our corporate exposure. In fact, following May’s rate hike of 0.50%, there was a growing feeling among investors that perhaps the Fed had completed its cycle of tightening, and spreads did narrow considerably near the end of the period. Going forward, our plan is to bring the Fund’s weightings of corporate and mortgage-backed securities closer to those of our benchmark as the market provides us with favorable opportunities to do so.

What is your outlook?
At the moment, it appears that the Fed has done a masterful job of setting the stage for a mild economic slowdown. However, we are sensitive to the possibility of stronger-than-expected growth or an uptick in inflation as we proceed through the second half of the year. Either of these events could result in spreads widening again and perhaps another tightening move by the Fed in the second half of 2000. Furthermore, at this late stage of the credit cycle, we would not be surprised to see an increase in the number of companies encountering serious debt-servicing problems. Therefore, we will look for chances to shorten the Fund’s average duration and upgrade its overall credit quality, which is already quite solid. In a market that seems to punish bad news severely but reward good news only half-heartedly, added caution seems advisable.
MML Managed Bond Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

MML Series Investment Fund Total Return
	Year to Date	One Year	Five Year	Ten Year
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	Average Annual 7/1/95 - 6/30/00	Average Annual 6/30/90 - 6/30/00

MML Managed Bond Fund	4.12%	4.24%	5.97%	7.81%

Lehman Brothers Aggregate Bond Index	3.99%	4.56%	6.25%	7.82%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Blend Fund

Note to shareholders: George Tall became portfolio manager of the Equity segment of the MML Blend Fund on April 20, 2000.

 What are the investment objectives and policies for the MML Blend Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Money Market segment at least 25% of net assets
Bond segment no more than 50% of net assets
Equity segment no more than 90% of net assets

 How did the Fund perform during the first half of 2000?

While the Fund’s absolute return was disappointing, relative performance improved markedly from the previous period. For the six months ended June 30, 2000, the Fund’s shares returned -0.51%, about in line with the -0.12% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. A modest gain in the Fund’s bond portfolio was offset by a negative return on the equity side. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What was the Fund's asset allocation strategy during the period?

We increased the Fund’s equity allocation twice—once in March and once in April. We felt that the correction in stocks created some attractive values and tried to position the Fund to take advantage of them. On the other hand, we decreased the Fund’s bond allocation in April and June. Continued upward pressure on interest rates and a still-vibrant U.S. economy contributed to our decision to de-emphasize the bond portion of the portfolio. At the end of the period, our target allocations of stocks, bonds, and money market securities were 57.0%, 27.5%, and 15.5%, respectively.
MML Blend Fund (Continued)

The Fund’s equity portfolio has a new manager. What changes occurred as a result?
Since April, the Fund’s equity portfolio has undergone substantial restructuring. The portfolio’s largest underweighting at the end of the period was in banks and other financial services stocks, which tend to suffer during periods of rising interest rates and deteriorating overall credit quality. On the other hand, the most important areas of greater emphasis were the telecommunications, media, and technology sectors of the market. We’d like to emphasize that the portfolio has in no way forsaken its value orientation. You won’t find pricey Internet stocks with no earnings in this portfolio. However, we have shifted the emphasis in stock selection to spotlight some financial characteristics that we think deserve more attention.

Traditionally, the key characteristics of stocks pursued by value funds were low price-to-earnings and price-to-book-value ratios. While we take those ratios into account, we also place great importance on a company’s free cash flow and what it does with that cash flow. Ideally, we’d like to invest in companies that generate enough cash internally to fund a high growth rate without incurring excessive levels of debt. Furthermore, we want to see those companies making wise decisions about deploying that cash—by repurchasing shares, paying down debt, making helpful acquisitions, and the like.

What factors affected the Fund’s bond portfolio?
Bonds struggled against the headwinds of rising interest rates. In response to strong economic growth and tight labor markets, the Fed raised rates in February, March, and May, for a total increase of 100 basis points in both the federal funds and discount rates.

Another significant influence on the markets was the Treasury buyback program announced in February. Treasury officials indicated that they hoped to buy back up to $30 billion in longer-term Treasury securities by the end of 2000. It was also stated that issuance of new 2-, 5-, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market. The yield curve, a graphical depiction of the yields of securities with different maturities, inverted, as the yield of the 30-year bond plunged to levels below those of even 3-month T-bills by the end of March.

A final factor affecting the bond market was the large number of prominent issuers that encountered serious problems in servicing their debt, including Finova, Service Corp., Conseco, and Waste Management. The cumulative effect of these various factors was to trigger a flight to quality and to widen spreads to levels not seen since the 1990 recession. Treasuries were the Fund’s best-performing asset class in this environment. In late May, spreads began to narrow once again, and corporate securities outperformed all other asset classes.

What is your outlook?
The consensus view at the end of the period was that the Fed was finished raising interest rates for the time being. Indeed, after six rate hikes in such a short span of time, we will probably see some slowing in the economy in the near future. However, we must also keep in mind that the U.S. economy is still growing rapidly, and the pattern during the past few years has been for spending to pick up again in the third quarter. On the equity side, most of the portfolio restructuring has been completed, and we anticipate much lower turnover in the second half of the year. In the bond portfolio, we will continue to look for opportunities to add spread product at attractive prices while attempting to maintain the portfolio’s excellent credit quality.

MML Blend Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML Series Investment Fund
Total Return
	Year to Date	One Year	Five Year	Ten Year
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	Average Annual 7/1/95 - 6/30/00	Average Annual 6/30/90 - 6/30/00

MML Blend Fund	-0.51%	-6.06%	10.99%	11.14%

Lipper Balanced Fund Index	-0.12%	2.51%	13.35%	11.88%

S&P’s 500 Composite Index	-0.42%	7.25%	23.81%	17.80%

Lehman Brothers Aggregate Bond Index	3.99%	4.56%	6.25%	7.82%
GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, and the S&P’s 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

ASSETS:

Investments, at value (cost $1,620,159,861, $0, $210,760,246, $1,467,227,018) (Note 2)	$ 2,252,311,156	$ -	$ 205,241,674	$ 1,912,872,565

Short-term investments, at amortized cost (Note 2)	50,016,610	181,570,068	15,837,760	257,380,103

Total investments	2,302,327,766	181,570,068	221,079,434	2,170,252,668

Cash	-	639	4,672	50,314

Receivables from:

Investments sold	27,725,155	-	1,025,503	28,456,537

Interest and dividends	2,868,342	792	2,736,502	8,884,434

Foreign taxes withheld	64,390	-	-	40,434

Total assets	2,332,985,653	181,571,499	224,846,111	2,207,684,387

LIABILITIES:

Payables for:

Investments purchased	18,182,949	-	-	11,495,439

Securities on loan (Note 2)	50,016,610	-	11,606,171	107,727,822

Dividends payable (Note 2)	-	948,361	-	-

Directors’ fees and expenses (Note 3)	1,410	811	819	1,227

Affiliates (Note 3):

Investment management fees	711,843	73,148	82,945	657,352

Due to Custodian	9,225,213	-	-	-

Accrued expenses and other liabilities	15,335	23,652	9,403	29,431

Total liabilities	78,153,360	1,045,972	11,699,338	119,911,271

NET ASSETS	$ 2,254,832,293	$ 180,525,527	$ 213,146,773	$ 2,087,773,116

Net assets consist of:

Paid-in capital	$ 1,382,598,351	$ 180,523,437	$ 219,448,946	$ 1,461,678,548

Undistributed net investment income	21,616,248	16,538	3,570,196	18,169,858

Accumulated net realized gain (loss) on investments	218,466,399	(14,448)	(4,353,797)	162,279,163

Net unrealized appreciation (depreciation) on investments	632,151,295	-	(5,518,572)	445,645,547

	$ 2,254,832,293	$ 180,525,527	$ 213,146,773	$ 2,087,773,116

Shares outstanding:	64,366,795	180,525,527	17,942,587	90,108,842

Net asset value, offering price and redemption price per share:	$ 35.03	$ 1.00	$ 11.88	$ 23.17

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)

	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

Investment income: (Note 2)

Dividends (net of withholding tax of $126,579, $0, $0, $78,304)	$ 25,388,511	$ -	$ -	$ 15,074,899

Interest (including securities lending income of $18,895, $0, $6,195, $25,409)	804,531	5,850,581	7,936,994	29,699,488

Total investment income	26,193,042	5,850,581	7,936,994	44,774,387

Expenses: (Note 3)

Investment management fees (Note 3)	4,520,975	456,229	529,767	4,324,395

Custody fees	56,150	6,989	-	58,926

Audit and legal fees	47,250	11,491	12,389	44,205

Directors’ fees (Note 3)	8,419	7,915	7,921	8,450

Other expenses	2,730	2,730	-	2,820

Total expenses	4,635,524	485,354	550,077	4,438,796

Net investment income	21,557,518	5,365,227	7,386,917	40,335,591

Realized and unrealized gain (loss):

Net realized gain (loss) on investments	218,466,399	-	(2,366,261)	162,473,031

Net change in unrealized appreciation (depreciation) on investments	(362,291,737)	-	3,973,770	(225,642,995)

Net realized and unrealized gain (loss)	(143,825,338)	-	1,607,509	(63,169,964)

Net increase (decrease) in net assets resulting from operations	$(122,267,820)	$ 5,365,227	$ 8,994,426	$ (22,834,373)

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2000 (Unaudited)				Year ended December 31, 1999
	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

Increase (Decrease) in Net Assets:
Operations:

Net investment income	$ 21,557,518	$ 5,365,227	$ 7,386,917	$ 40,335,591	$ 53,666,623	$ 8,721,660	$ 15,791,736	$ 96,536,711

Net realized gain (loss) on investment transactions	218,466,399	-	(2,366,261)	162,473,031	32,212,209	(2,451)	(1,987,536)	49,460,859

Net change in unrealized appreciation (depreciation) on investments	(362,291,737)	-	3,973,770	(225,642,995)	(199,732,667)	-	(18,606,086)	(178,772,580)

Net increase (decrease) in net assets resulting from operations	(122,267,820)	5,365,227	8,994,426	(22,834,373)	(113,853,835)	8,719,209	(4,801,886)	(32,775,010)

Distributions to shareholders: (Note 2)

From net investment income:	-	(5,365,227)	(3,866,691)	(22,216,285)	(53,615,000)	(8,719,209)	(15,861,796)	(96,568,344)

From net realized gains:	-	-	-	(193,868)	(32,524,676)	-	-	(49,654,848)

	-	(5,365,227)	(3,866,691)	(22,410,153)	(86,139,676)	(8,719,209)	(15,861,796)	(146,223,192)

Net fund share transactions (Note 5)	(371,055,220)	(20,044,384)	(31,890,524)	(503,303,194)	10,041,380	22,136,154	6,464,564	630,128

Total increase (decrease) in net assets	(493,323,040)	(20,044,384)	(26,762,789)	(548,547,720)	(189,952,131)	22,136,154	(14,199,118)	(178,368,074)

NET ASSETS:
Beginning of period	2,748,155,333	200,569,911	239,909,562	2,636,320,836	2,938,107,464	178,433,757	254,108,680	2,814,688,910

End of period	$ 2,254,832,293	$ 180,525,527	$ 213,146,773	$ 2,087,773,116	$ 2,748,155,333	$ 200,569,911	$ 239,909,562	$ 2,636,320,836

Undistributed net investment income included in net assets at end of period	$ 21,616,248	$ 16,538	$ 3,570,196	$ 18,169,858	$ 58,730	$ 16,538	$ 49,970	$ 50,552

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	MML EQUITY FUND

	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95

Net asset value, beginning of period	$ 36.56		$ 39.20	$ 35.44	$ 29.79	$ 25.92	$ 20.52

Income (loss) from investment operations:

Net investment income	0.34		0.71	0.72	0.71	0.70	0.63

Net realized and unrealized gain (loss) on investments	(1.87)		(2.21)	5.02	7.80	4.56	5.75

Total income (loss) from investment operations	(1.53)		(1.50)	5.74	8.51	5.26	6.38

Less distributions to shareholders:

From net investment income	-		(0.71)	(0.72)	(0.71)	(0.70)	(0.63)

From net realized gains	-		(0.43)	(1.26)	(2.15)	(0.69)	(0.35)

Total distributions	-		(1.14)	(1.98)	(2.86)	(1.39)	(0.98)

Net asset value, end of period	$ 35.03		$ 36.56	$ 39.20	$ 35.44	$ 29.79	$ 25.92

Total Return @	(4.17%	)**	(3.82% )	16.20%	28.59%	20.25%	31.13%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,254,832		$2,748,155	$2,938,107	$2,363,441	$1,701,998	$1,248,900

Net expenses to average daily net assets	0.38%	*	0.37%	0.37%	0.35%	0.38%	0.41%

Net investment income to average daily net assets	1.76%	*	1.78%	1.95%	2.03%	2.65%	2.89%

Portfolio turnover rate	32%	**	16%	14%	15%	11%	12%

*	Annualized
**	Percentage represents results for the period and are not annualized.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period) (Continued)

	MML MONEY MARKET FUND

	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95

Net asset value, beginning of period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income (loss) from investment operations:

Net investment income	0.03		0.05	0.50	0.05	0.05	0.05

Total income (loss) from investment operations	0.03		0.05	0.50	0.05	0.05	0.05

Less distributions to shareholders:

From net investment income	(0.03)		(0.05)	(0.50)	(0.05)	(0.05)	(0.05)

Net asset value, end of period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return @	2.82%	**	4.78%	5.16%	5.18%	5.01%	5.58%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$180,526		$200,570	$178,434	$141,165	$145,231	$108,920

Net expenses to average daily net assets	0.51%	*	0.50%	0.49%	0.52%	0.52%	0.54%

Net investment income to average daily net assets	5.60%	*	4.68%	5.05%	5.07%	4.92%	5.43%

*	Annualized
**	Percentage represents results for the period and are not annualized.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period) (Continued)

	MML MANAGED BOND FUND

	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95

Net asset value, beginning of period	$ 11.61		$ 12.60	$ 12.41	$ 12.05	$ 12.45	$ 11.14

Income (loss) from investment operations:

Net investment income	0.40		0.75	0.76	0.80	0.78	0.78

Net realized and unrealized gain (loss) on investments	0.08		(0.98)	0.24	0.36	(0.40)	1.31

Total income (loss) from investment operations	0.48		(0.23)	1.00	1.16	0.38	2.09

Less distributions to shareholders:

From net investment income	(0.21)		(0.76)	(0.75)	(0.80)	(0.78)	(0.78)

From net realized gains	-		-	(0.06)	-	-	-

Total distributions	(0.21)		(0.76)	(0.81)	(0.80)	(0.78)	(0.78)

Net asset value, end of period	$ 11.88		$ 11.61	$ 12.60	$ 12.41	$ 12.05	$ 12.45

Total Return @	4.12%	**	(1.83% )	8.14%	9.91%	3.25%	19.14%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$213,147		$239,910	$254,109	$205,316	$181,572	$158,698

Net expenses to average daily net assets	0.49%	*	0.50%	0.48%	0.47%	0.51%	0.52%

Net investment income to average daily net assets	6.58%	*	6.19%	6.07%	6.06%	6.54%	6.63%

Portfolio turnover rate	8%	**	41%	41%	42%	46%	70%

*	Annualized
**	Percentage represents results for the period and are not annualized.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period) (Continued)

	MML BLEND FUND

	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95

Net asset value, beginning of period	$ 23.51		$ 25.08	$ 24.08	$ 21.97	$ 20.52	$ 17.67

Income (loss) from investment operations:

Net investment income	0.42		0.84	0.42	0.84	0.82	0.81

Net realized and unrealized gain (loss) on investments	(0.54)		(1.13)	2.36	3.69	1.99	3.25

Total income (loss) from investment operations	(0.12)		(0.29)	2.78	4.53	2.81	4.06

Less distributions to shareholders:

From net investment income	(0.22)		(0.84)	(0.42)	(0.84)	(0.82)	(0.81)

From net realized gains	(0.00	)***	(0.44)	(1.36)	(1.58)	(0.54)	(0.40)

Total distributions	(0.22)		(1.28)	(1.78)	(2.42)	(1.36)	(1.21)

Net asset value, end of period	$ 23.17		$ 23.51	$ 25.08	$ 24.08	$ 21.97	$ 20.52

Total Return @	(0.51%	)**	(1.24% )	13.56%	20.89%	13.95%	23.28%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,087,773		$2,636,321	$2,814,689	$2,471,827	$2,093,990	$1,823,141

Net expenses to average daily net assets	0.38%	*	0.38%	0.37%	0.38%	0.38%	0.38%

Net investment income to average daily net assets	3.44%	*	3.34%	3.43%	3.56%	3.87%	4.19%

Portfolio turnover rate	26%	**	21%	29%	21%	19%	31%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Distribution from net realized gains was less that $0.01 per share.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000
(Unaudited)

	Number of Shares	Market Value

EQUITIES - 99.9%
Aerospace & Defense - 6.5%
Boeing Co.	1,755,000	$ 73,380,937
Honeywell International, Inc.	1,301,625	43,848,492
TRW, Inc.	700,000	30,362,500

		147,591,929

Automotive & Parts - 2.3%
Ford Motor Company	500,000	21,500,000
General Motors Corp.	504,900	29,315,756
Visteon Corp.*	65,467	793,783

		51,609,539

Banking, Savings & Loans - 7.1%
The Bank of New York Company, Incorporated	1,320,000	61,380,000
Chase Manhattan Corp.	378,000	17,411,625
Fleet Boston Financial Corp.	609,953	20,738,402
Wachovia Corp.	544,300	29,528,275
Wells Fargo & Company	782,000	30,302,500

		159,360,802

Beverages - 1.1%
Brown-Forman Corporation Cl. B	463,000	24,886,250

Broadcasting, Publishing & Printing - 3.7%
The McGraw-Hill Companies, Inc.	1,000,000	54,000,000
News Corporation Limited Sponsored†	527,200	28,732,400

		82,732,400

Chemicals - 2.1%
Rohm & Haas Company	1,385,900	47,813,550

Communications - 6.3%
Alcatel SA Sponsored†	374,300	24,890,950
GTE Corporation	946,800	58,938,300
SBC Communications, Inc.	1,352,824	58,509,638

		142,338,888

Computer Integrated Systems Design - 2.1%
Computer Sciences Corp.*	634,400	47,381,750

	Number of Shares	Market Value

Computers & Information - 2.3%
Compaq Computer Corp.	954,600	$ 24,401,962
Jabil Circuit, Inc.*	540,000	26,797,500

		51,199,462

Computers & Office Equipment - 1.2%
International Business Machines Corporation	237,400	26,010,137

Containers - 1.9%
Sealed Air Corp.*	567,400	29,717,575
Temple-Inland, Inc.	330,000	13,860,000

		43,577,575

Cosmetics & Personal Care - 2.2%
Kimberly-Clark Corporation	863,400	49,537,575

Electric Utilities - 2.4%
Dominion Resources, Inc.	840,000	36,015,000
Teco Energy, Inc.	904,700	18,150,544

		54,165,544

Electrical Equipment & Electronics - 6.4%
General Electric Company	1,878,700	99,571,100
Micron Technology, Inc.*	352,500	31,042,032
SCI Systems, Inc.*	354,600	13,895,887

		144,509,019

Energy - 12.9%
Apache Corporation	714,200	42,003,887
BP Amoco PLC Sponsored†	1,202,732	68,029,529
Burlington Resources, Inc.	850,000	32,512,500
Chevron Corporation	350,000	29,684,375
Coastal Corp.	398,500	24,258,687
Conoco, Inc. Cl. A	843,400	18,554,800
Exxon Mobil Corp.	726,082	56,997,437
Total Fina Elf SA Sponsored†	235,050	18,054,778

		290,095,993

Entertainment & Leisure - 2.5%
AT&T - Liberty Media Group*	2,317,900	56,209,075

	Number of Shares	Market Value

Financial Services - 3.8%
American Express Company	900,000	$ 46,912,500
American General Corporation	634,900	38,728,900

		85,641,400

Foods - 2.9%
Bestfoods	493,000	34,140,250
General Mills, Inc.	800,000	30,600,000

		64,740,250

Forest Products & Paper - 0.9%
Weyerhaeuser Company	480,500	20,661,500

Healthcare - 4.2%
Becton, Dickinson and Company	1,388,600	39,835,463
Schering-Plough Corp.	1,100,000	55,550,000

		95,385,463

Industrial - Diversified - 2.2%
Illinois Tool Works, Inc.	450,000	25,650,000
Tyco International Ltd.	492,808	23,346,779

		48,996,779

Insurance - 5.1%
The Hartford Financial Services Group, Inc.	745,100	41,679,031
Marsh & McLennan Companies, Inc.	700,000	73,106,250
MBIA, Inc.	3,000	144,563

		114,929,844

Miscellaneous - 1.4%
Avery-Dennison Corp.	471,600	31,656,180

Pharmaceuticals - 6.5%
American Home Products Corporation	750,000	44,062,500
Merck & Co., Inc.	676,800	51,859,800
Pharmacia Corp.	1,000,222	51,698,975

		147,621,275

Restaurants - 1.6%
McDonald’s Corp.	1,086,900	35,799,769

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Number of Shares	Market Value

Retail - 2.3%
RadioShack Corporation	565,200	$ 26,776,350
Target Corporation	430,000	24,940,000

		51,716,350

Retail-Grocery - 1.4%
Albertson’s, Inc.	938,366	31,200,670

Telephone Utilities - 1.4%
BellSouth Corporation	755,100	32,186,138

Tobacco - 1.2%
Fortune Brands, Inc.	1,200,000	27,675,000

Transportation - 2.0%
Burlington Northern Santa Fe Corp.	1,038,600	23,822,888
Galileo International, Inc.	220,200	4,596,675
Norfolk Southern Corporation	1,120,100	16,661,487

		45,081,050

TOTAL EQUITIES (Cost $1,620,159,861)		2,252,311,156

	Principal Amount

SHORT-TERM INVESTMENTS - 2.2%
Cash Equivalents
Bank of America Bank Note**
6.670% 03/22/2001	$ 1,071,571	$ 1,071,571
Bank of Montreal Bank Note**
6.630% 08/16/2000	1,551,234	1,551,234
Bank of Nova Scotia Eurodollar Time Deposit**
7.000% 07/03/2000	2,143,153	2,143,153
Credit Agricole Bank Eurodollar Time Deposit**
6.750% 07/06/2000	7,143,843	7,143,843

	Principal Amount	Market Value

Cash Equivalents (Continued)
Credit Agricole Bank Eurodollar Time Deposit**
6.750% 07/07/2000	$ 1,071,572	$ 1,071,572
Den Danske Bank Eurodollar Time Deposit**
6.810% 07/05/2000	3,929,112	3,929,112
First Union Bank Note**
6.900% 05/09/2001	1,071,567	1,071,567
Fleet National Bank Eurodollar Time Deposit**
7.260% 10/31/2000	6,533,609	6,533,609
HypoVereinsbank Eurodollar Time Deposit**
6.750% 07/05/2000	8,929,802	8,929,802
Merrimac Money Market Fund**
6.440% 07/03/2000	10,715,827	10,715,827
Morgan Stanley Dean Witter & Co.**
6.890% 07/17/2000	1,569,014	1,569,014
Paribas Bank Eurodollar Time Deposit**
6.750% 07/05/2000	4,286,306	4,286,306

		50,016,610

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		50,016,610

TOTAL INVESTMENTS - 102.1%	2,302,327,766
(Cost $1,670,176,471)***
Other Assets/(Liabilities) - (2.1%)	(47,495,473)

NET ASSETS - 100.0%	$2,254,832,293

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS - 100.6%
Commercial Paper
Alcoa, Inc.
6.560% 09/21/2000	$ 2,455,000	$ 2,418,317
Alcoa, Inc.
6.580% 09/29/2000	2,380,000	2,340,849
American Greetings Corp.
6.520% 08/01/2000	1,460,000	1,451,803
American Greetings Corp.
6.580% 09/18/2000	6,000,000	5,913,363
Anheuser-Busch Companies, Inc.
6.120% 07/10/2000	4,500,000	4,493,115
Anheuser-Busch Companies, Inc.
6.500% 09/22/2000	1,900,000	1,871,527
Bellsouth Corporation
6.530% 08/11/2000	3,970,000	3,940,475
Bemis Company, Inc.
6.550% 08/10/2000	3,725,000	3,697,890
Bestfoods
5.980% 07/14/2000	4,365,000	4,355,574
Campbell Soup Company
6.130% 07/12/2000	5,275,000	5,265,120
Caterpillar Financial Services
6.120% 11/14/2000	7,045,000	6,882,120
The Clorox Company
6.080% 07/10/2000	2,480,000	2,476,230
Coca-Cola Company, The
6.570% 10/13/2000	1,950,000	1,912,989
Coca-Cola Company, The
6.600% 09/15/2000	3,825,000	3,771,705
Duke Energy Corporation
6.540% 09/08/2000	1,630,000	1,609,568
Duke Energy Corporation
6.540% 09/12/2000	5,625,000	5,550,403
E. I. du Pont de Nemours and Company
5.530% 08/28/2000	2,520,000	2,497,548

	Principal Amount	Market Value

E. I. du Pont de Nemours and Company
6.290% 10/03/2000	$ 2,960,000	$ 2,911,386
Eastman Kodak Co.
6.580% 08/14/2000	5,700,000	5,654,159
Florida Power Corporation
6.550% 08/25/2000	5,915,000	5,855,809
Ford Motor Credit Corporation
6.570% 10/16/2000	4,340,000	4,255,251
Fortune Brands, Inc.
6.100% 07/20/2000	7,000,000	6,977,464
Gap, Inc.
6.540% 08/21/2000	4,085,000	4,047,153
Gap, Inc.
6.580% 08/28/2000	3,200,000	3,166,077
General Electric Capital Corporation
5.820% 09/29/2000	1,600,000	1,576,720
General Electric Capital Corporation
6.150% 08/31/2000	2,435,000	2,409,625
General Mills, Inc.
6.480% 07/07/2000	6,645,000	6,637,823
General Motors Acceptance Corporation
5.900% 07/21/2000	2,035,000	2,028,329
General Motors Acceptance Corporation
6.360% 08/31/2000	2,030,000	2,008,123
General Motors Acceptance Corporation
6.660% 10/05/2000	3,080,000	3,025,299
GTE Funding Corporation
6.620% 07/06/2000	7,700,000	7,692,920
Heinz (H. J.) Company
6.540% 08/07/2000	4,000,000	3,973,113
Honeywell International, Inc.
6.530% 07/11/2000	5,710,000	5,699,643

	Principal Amount	Market Value

Honeywell International, Inc.
6.630% 12/22/2000	$ 1,700,000	$ 1,645,524
Kimberly-Clark Corporation
6.520% 08/16/2000	6,360,000	6,307,014
Lucent Technologies, Inc.
6.600% 08/15/2000	6,475,000	6,421,581
Minnesota Mining & Manufacturing Company
6.280% 07/18/2000	1,585,000	1,580,299
Minnesota Mining & Manufacturing Company
6.500% 08/22/2000	6,000,000	5,943,667
Motorola, Inc.
6.080% 07/05/2000	4,400,000	4,397,028
Motorola, Inc.
6.590% 09/27/2000	3,100,000	3,050,062
Nestle Capital Corp.
5.480% 09/22/2000	3,650,000	3,603,884
Toyota Motor Credit Corporation
6.520% 07/28/2000	5,130,000	5,104,914
Unilever Capital Corp.
5.990% 07/13/2000	3,560,000	3,552,891
Walt Disney Company, The
6.580% 10/11/2000	6,300,000	6,182,547
Wisconsin Electric Power
6.570% 08/17/2000	5,460,000	5,413,167

		181,570,068

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)*		181,570,068

TOTAL INVESTMENTS - 100.6%

Other Assets/(Liabilities) - (0.6%)		(1,044,541)

NET ASSETS - 100.0%		$ 180,525,527

Notes to Portfolio of Investments

* Aggregate cost for Federal tax purposes. (Note 7).
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

BONDS & NOTES - 96.3%

Asset Backed Securities - 7.5%
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	$ 300,000	$ 294,006
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190% 09/25/2005	250,000	244,477
Case Equipment Loan Trust 1998-A, Class A4
5.830% 02/15/2005	1,279,877	1,260,372
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800% 12/16/2002	1,500,000	1,481,655
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140% 10/16/2006	2,000,000	1,981,240
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850% 05/20/2008	1,000,000	991,460
Peco Energy Transition Trust Series 1999-A, Class A6
6.050% 03/01/2009	1,000,000	933,790
Peco Energy Transition Trust Series 1999-A, Class A7
6.130% 03/01/2009	500,000	460,930
Premier Auto Trust Series 1998-4, Class A3
5.690% 06/08/2002	1,456,362	1,447,857
Premier Auto Trust Series 1998-5, Class A3
5.070% 07/08/2002	1,000,000	987,420
Railcar Trust No. 1992-1
7.750% 06/01/2004	984,760	986,001
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900% 02/25/2007	750,000	715,920
Textron Financial Corporation Series 1998-A, Class A2†
5.890% 01/15/2005	1,500,000	1,474,500

	Principal Amount	Market Value

Toyota Auto Lease Trust Series 1998-B, Class A1
5.350% 07/25/2002	$ 1,500,000	$ 1,492,200
Travelers Funding Ltd. Class A-1†
6.300% 02/18/2014	1,400,000	1,232,000

Total Asset Backed Securities
(Cost $16,460,522)		15,983,828

Corporate Debt - 48.4%
AirTouch Communications, Inc.
7.500% 07/15/2006	1,500,000	1,483,920
Alcan Aluminum Limited
6.250% 11/01/2008	800,000	740,783
America West Airlines, Inc. 1996-1, Class A
6.850% 07/02/2009	1,655,233	1,540,575
American Airlines 1994-A Pass Through Trusts, Class A4
9.780% 11/26/2011	1,611,131	1,684,936
American General Finance Corporation
5.750% 11/01/2003	1,000,000	944,950
AMR Corporation
9.000% 08/01/2012	1,000,000	983,700
Associates Corporation of North America
7.875% 09/30/2001	2,000,000	2,011,160
AT&T - Liberty Media Group
8.250% 02/01/2030	1,000,000	918,263
Atlantic Richfield Series MTNB
7.770% 02/13/2002	3,000,000	3,023,184
Barrick Gold Corporation
7.500% 05/01/2007	2,000,000	1,935,180
BellSouth Capital Funding Corporation
7.750% 02/15/2010	1,000,000	1,000,040
BHP Finance (USA) Limited
6.420% 03/01/2026	2,000,000	1,934,160
Boston Scientific Corporation
6.625% 03/15/2005	2,500,000	2,273,500
Capitol Records, Inc.†
8.375% 08/15/2009	2,000,000	2,048,080

	Principal Amount	Market Value

Celulosa Arauco y Constitucion, S.A.
6.950% 09/15/2005	$ 1,000,000	$ 945,100
Champion International Corporation
6.400% 02/15/2026	1,500,000	1,392,570
The Charles Schwab Corporation
6.250% 01/23/2003	2,000,000	1,933,179
The CIT Group, Inc.
5.625% 10/15/2003	1,000,000	936,880
The Columbia Gas System, Inc.
6.610% 11/28/2002	2,000,000	1,943,920
Comcast Cable Communications, Inc.
8.375% 05/01/2007	1,250,000	1,287,862
Commercial Credit Company
7.750% 03/01/2005	3,000,000	3,024,750
ConAgra, Inc.
7.000% 10/01/2028	1,250,000	999,825
Continental Airlines, Inc., Series 1996-2B
8.560% 07/02/2014	905,275	925,396
Continental Airlines, Inc., Series 1996-B
7.820% 04/15/2015	1,330,837	1,309,130
Crown Cork & Seal Company, Inc.
7.125% 09/01/2002	1,300,000	1,241,252
CSX Corporation
7.050% 05/01/2002	1,000,000	983,670
CSX Corporation
7.250% 05/01/2027	2,000,000	1,888,700
Donnelley (R.R.) & Sons
6.625% 04/15/2029	1,000,000	831,320
Dover Corporation
6.250% 06/01/2008	750,000	661,110
Duke Capital Corp.
7.500% 10/01/2009	800,000	788,128
Emerald Investment Grade CBO†
7.553% 05/24/2011	1,000,000	1,000,000
ERAC USA Finance Company†
6.750% 05/15/2007	2,000,000	1,857,720

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

FBG Finance Limited
7.875% 06/01/2016	$ 1,250,000	$ 1,289,025
Fletcher Challenge Capital Canada, Inc.
6.750% 03/24/2005	500,000	460,830
Fletcher Challenge Capital Canada, Inc.
7.750% 06/20/2006	1,500,000	1,447,425
Ford Motor Credit Corporation
7.375% 10/28/2009	1,000,000	967,270
General American Transportation Corporation
6.750% 03/01/2006	2,000,000	1,877,580
General Electric Capital Corporation
8.750% 05/21/2007	1,000,000	1,084,860
General Electric Capital Corporation Series MTNA
5.500% 04/15/2002	1,000,000	972,330
General Mills, Inc.
8.900% 06/15/2006	1,000,000	1,087,020
Goodyear Tire & Rubber Company
8.500% 03/15/2007	1,300,000	1,333,696
Heller Financial, Inc.
6.250% 03/01/2001	1,000,000	990,670
Heller Financial, Inc.
7.375% 11/01/2009	1,000,000	943,460
Hershey Foods Corporation
7.200% 08/15/2027	1,500,000	1,431,000
Household Finance Corporation
6.500% 11/15/2008	1,000,000	909,800
ICI Wilmington, Inc.
7.050% 09/15/2007	750,000	700,830
IMC Global, Inc.
6.625% 10/15/2001	1,000,000	980,070
IMCERA Group, Inc.
6.000% 10/15/2003	2,000,000	1,872,460
Interpool, Inc.
7.350% 08/01/2007	500,000	407,526
Jet Equipment Trust Series 1995-A,†
8.235% 11/01/2012	1,766,724	1,772,730
The Kroger Co.
7.000% 05/01/2018	500,000	433,670

	Principal Amount	Market Value

LASMO (USA), Inc.
6.750% 12/15/2007	$ 2,000,000	$ 1,858,828
Leucadia National Corporation
7.750% 08/15/2013	2,000,000	1,956,340
Marsh & McLennan Companies, Inc.
7.125% 06/15/2009	750,000	718,415
Meritor Automotive, Inc.
6.800% 02/15/2009	1,000,000	860,600
Millipore Corporation
7.500% 04/01/2007	1,000,000	948,300
Mobil Corporation
8.625% 08/15/2021	2,000,000	2,201,920
Morgan Stanley Dean Witter & Co.
5.625% 01/20/2004	1,300,000	1,225,926
Newmont Mining Corporation
8.625% 04/01/2002	2,000,000	1,999,220
News America Holdings, Inc.
9.250% 02/01/2013	2,000,000	2,161,220
Norfolk Southern Corporation
7.050% 05/01/2037	2,500,000	2,443,400
Pepsi Bottling Holdings, Inc.†
5.625% 02/17/2009	700,000	615,494
Raytheon Company
6.550% 03/15/2010	750,000	671,685
Raytheon Company
6.750% 08/15/2007	500,000	469,765
Republic Services, Inc.
7.125% 05/15/2009	1,000,000	896,739
Ryder System, Inc.
6.600% 11/15/2005	750,000	700,995
Scholastic Corporation
7.000% 12/15/2003	1,500,000	1,461,795
Sears Roebuck Acceptance Corp.
6.750% 09/15/2005	1,500,000	1,430,115
Sprint Capital Corporation
6.125% 11/15/2008	750,000	668,527
Sprint Capital Corporation
6.900% 05/01/2019	750,000	666,870
SuperValu, Inc.
7.875% 08/01/2009	1,000,000	982,168
Thomas & Betts Corporation
8.250% 01/15/2004	1,500,000	1,505,175

	Principal Amount	Market Value

Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100% 12/30/2001	$ 500,000	$ 490,455
Times Mirror Co.
7.450% 10/15/2009	1,300,000	1,267,876
TRW, Inc.
8.750% 05/15/2006	2,000,000	2,037,436
Union Tank Car Co.
6.790% 05/01/2010	2,000,000	1,831,257
United Air Lines, Inc.
10.110% 02/19/2006	329,559	335,979
US Air, Inc., Class B
7.500% 10/15/2009	902,414	826,611
Valero Energy Corporation
7.375% 03/15/2006	1,000,000	965,448
Vulcan Materials Company
6.000% 04/01/2009	800,000	714,221
WPP Finance (USA) Corporation
6.625% 07/15/2005	900,000	853,674

Total Corporate Debt
(Cost $107,610,237)		103,201,649

Non-U.S. Government Agency Obligations - 3.1%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100% 08/13/2029	2,302,808	2,277,730
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960% 12/15/2007	908,126	860,534
Merrill Lynch Mortgage Investors, Inc., Series 1997-Cl-CTL, A-1
6.310% 11/15/2026	1,424,731	1,353,160
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491% 03/25/2022	1,250,000	1,228,912
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920% 02/05/2009	1,000,000	907,500

Total Non-U.S. Government Agency Obligations
(Cost $7,073,646)		6,627,836

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

U.S. Government Agency Obligations - 19.0%
Federal Home Loan Mortgage Corporation (FHLMC) - 2.3%
Collateralized Mortgage Obligations - 1.3%
FHLMC Series 1322 Class G
7.500% 02/15/2007	$ 823,253	$ 826,596
FHLMC Series 1460 Class H
7.000% 05/15/2007	2,000,000	1,988,740

		2,815,336

Pass-Through Securities - 1.0%
FHLMC
6.420% 12/01/2005	2,084,928	2,007,786
FHLMC
9.000% 03/01/2017	70,033	72,237

		2,080,023

		4,895,359

Federal National Mortgage Association (FNMA) - 10.0%
Collateralized Mortgage Obligations - 6.3%
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	2,000,000	1,978,740
FNMA Series 1993-186 Class G
6.250% 03/25/2008	3,438,102	3,399,424
FNMA Series 1993-221 Class D
6.000% 12/25/2008	1,000,000	965,000
FNMA Series 1993-231, Class M
6.000% 12/25/2008	3,322,000	3,182,875
FNMA Series 1996-54 Class C
6.000% 09/25/2008	4,000,000	3,832,480

		13,358,519

Pass-Through Securities - 3.7%
FNMA
6.000% 11/01/2028	1,836,785	1,681,227
FNMA 7.500%
09/01/2029 - 04/01/2030	5,282,251	5,206,292
FNMA 8.000%
12/01/2029 - 05/01/2030	998,645	1,002,699
FNMA
9.000% 05/01/2009	119,534	122,715

		8,012,933

		21,371,452

	Principal Amount	Market Value

Government National Mortgage Association (GNMA) - 6.7%
Pass-Through Securities
GNMA 6.000%
11/20/2025 - 11/20/2027	$ 567,269	$ 566,936
GNMA 7.000%
09/15/2023 - 09/15/2029	7,145,914	6,949,998
GNMA 7.500%
03/15/2017 - 06/15/2024	2,856,974	2,855,891
GNMA 8.000%
12/15/2003 - 01/15/2009	3,791,219	3,858,265

		14,231,090

Total U.S. Government Agency Obligations
(Cost $41,214,757)		40,497,901

U.S. Treasury Obligations - 18.3%
U.S. Treasury Bonds - 2.2%
U.S. Treasury Bond
7.125% 02/15/2023	1,000,000	1,111,410
U.S. Treasury Bond
7.500% 11/15/2016	3,225,000	3,642,218

		4,753,628

U.S. Treasury Notes - 11.1%
U.S. Treasury Note
5.500% 05/15/2009	3,150,000	3,014,141
U.S. Treasury Note
6.500% 10/15/2006	20,380,000	20,625,171

		23,639,312

U.S. Treasury Strip - 5.0%
U.S. Treasury Strip - Principal Only
0.000% 05/15/2016	28,000,000	10,537,520

Total U.S. Treasury Obligations
(Cost $38,401,084)		38,930,460

TOTAL BONDS & NOTES
(Cost $210,760,246)		205,241,674

SHORT-TERM INVESTMENTS - 7.4%
Cash Equivalents - 5.4%
Bank of America Bank Note*
6.670% 03/22/2001	248,658	248,658
Bank of Montreal Bank Note*
6.630% 08/16/2000	399,553	399,553
Bank of Nova Scotia Eurodollar Time Deposit*
7.000% 07/03/2000	497,311	497,311

	Principal Amount	Market Value

Credit Agricole Bank Eurodollar Time Deposit*
6.750% 07/06/2000	$ 1,657,698	$ 1,657,698
Credit Agricole Bank Eurodollar Time Deposit*
6.750% 07/07/2000	248,655	248,655
Den Danske Bank Eurodollar Time Deposit*
6.810% 07/05/2000	911,736	911,736
First Union Bank Note*
6.900% 05/09/2001	248,655	248,655
Fleet National Bank Eurodollar Time Deposit*
7.260% 10/31/2000	761,484	761,484
HypoVereinsbank Eurodollar Time Deposit*
6.750% 07/05/2000	2,072,128	2,072,128
Merrimac Money Market Fund*
6.440% 07/03/2000	2,902,592	2,902,592
Morgan Stanley Dean Witter & Co.*
6.890% 07/17/2000	497,311	497,311
Morgan Stanley Dean Witter & Co.*
6.910% 11/22/2000	165,769	165,769
Paribas Bank Eurodollar Time Deposit*
6.750% 07/05/2000	994,621	994,621

		11,606,171

Commercial Paper - 2.0%
Maytag Corp.
7.250% 07/05/2000	4,235,000	4,231,589

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		15,837,760

TOTAL INVESTMENTS - 103.7%
(Cost $226,598,006)**		221,079,434

Other Assets/(Liabilities) - (3.7%)		(7,932,661)

NET ASSETS - 100.0%		$ 213,146,773

Notes to Portfolio of Investments

*	Represents investment of security lending collateral. (Note 2).
**	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000
(Unaudited)

	Number of Shares	Market Value

EQUITIES - 67.6%

Aerospace & Defense - 4.6%
Boeing Co.	1,107,500	$ 46,307,344
Honeywell International, Inc.	821,387	27,670,475
TRW, Inc.	496,600	21,540,025

		95,517,844

Automotive & Parts - 1.5%
Ford Motor Company	282,300	12,138,900
General Motors Corp.	316,500	18,376,781
Visteon Corp.*	36,962	448,170

		30,963,851

Banking, Savings & Loans - 5.0%
The Bank of New York Company, Incorporated	920,200	42,789,300
Chase Manhattan Corp.	235,050	10,826,991
Fleet Boston Financial Corp.	378,860	12,881,240
Wachovia Corp.	338,400	18,358,200
Wells Fargo & Company	508,300	19,696,625

		104,552,356

Beverages - 1.0%
Brown-Forman Corporation Cl. B	382,500	20,559,375

Broadcasting, Publishing & Printing - 2.7%
The McGraw-Hill Companies, Inc.	700,000	37,800,000
News Corporation Limited Sponsored††	333,100	18,153,950

		55,953,950

Chemicals - 1.4%
Rohm & Haas Company	865,000	29,842,500

Communications - 3.8%
Alcatel SA Sponsored††	235,000	15,627,500
GTE Corporation	494,400	30,776,400
SBC Communications, Inc.	750,036	32,439,057

		78,842,957

	Number of Shares	Market Value

Computer Integrated Systems Design - 1.4%
Computer Sciences Corp.*	401,700	$ 30,001,969

Computers & Information - 1.5%
Compaq Computer Corp.	597,300	15,268,481
Jabil Circuit, Inc.*	336,600	16,703,775

		31,972,256

Computers & Office Equipment - 0.8%
International Business Machines Corporation	146,500	16,050,906

Containers - 1.2%
Sealed Air Corp.*	352,600	18,467,425
Temple-Inland, Inc.	140,600	5,905,200

		24,372,625

Cosmetics & Personal Care - 1.7%
Kimberly-Clark Corporation	615,900	35,337,262

Electric Utilities - 1.3%
Dominion Resources, Inc.	388,000	16,635,500
Teco Energy, Inc.	541,300	10,859,831

		27,495,331

Electrical Equipment & Electronics - 4.8%
General Electric Company	1,350,000	71,550,000
Micron Technology, Inc.*	222,600	19,602,713
SCI Systems, Inc.*	222,100	8,703,544

		99,856,257

Energy - 8.7%
Apache Corporation	350,000	20,584,375
BP Amoco PLC Sponsored††	800,358	45,270,249
Burlington Resources, Inc.	500,500	19,144,125
Chevron Corporation	200,000	16,962,500
Coastal Corp.	251,700	15,322,237
Conoco, Inc. Cl. A	600,000	13,200,000
Exxon Mobil Corp.	500,099	39,257,772
Total Fina Elf SA Sponsored††	147,600	11,337,525

		181,078,783

	Number of Shares	Market Value

Entertainment & Leisure - 1.7%
AT&T - Liberty Media Group*	1,463,400	$ 35,487,450

Financial Services - 2.5%
American Express Company	547,200	28,522,800
American General Corporation	400,000	24,400,000

		52,922,800

Foods - 1.9%
Bestfoods	318,200	22,035,350
General Mills, Inc.	469,400	17,954,550

		39,989,900

Forest Products & Paper - 0.6%
Weyerhaeuser Company	299,700	12,887,100

Healthcare - 2.8%
Becton, Dickinson and Company	907,900	26,045,381
Schering-Plough Corp.	629,400	31,784,700

		57,830,081

Industrial - Diversified - 1.5%
Illinois Tool Works, Inc.	300,000	17,100,000
Tyco International Ltd.	311,162	14,741,300

		31,841,300

Insurance - 3.6%
The Hartford Financial Services Group, Inc.	481,100	26,911,531
Marsh & McLennan Companies, Inc.	458,300	47,863,706
MBIA, Inc.	2,100	101,194

		74,876,431

Miscellaneous - 1.0%
Avery-Dennison Corp.	308,900	20,734,912

Pharmaceuticals - 4.0%
American Home Products Corporation	453,100	26,619,625
Merck & Co., Inc.	422,700	32,389,387
Pharmacia Corp.	494,088	25,538,174

		84,547,186

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Number of Shares	Market Value

Restaurants - 1.1%
McDonald’s Corp.	685,800	$ 22,588,537

Retail - 1.5%
RadioShack Corporation	354,900	16,813,387
Target Corporation	269,000	15,602,000

		32,415,387

Retail - Grocery - 0.9%
Albertson’s, Inc.	590,702	19,640,842

Telephone Utilities - 1.0%
BellSouth Corporation	476,500	20,310,813

Tobacco - 0.7%
Fortune Brands, Inc.	600,000	13,837,500

Transportation - 1.4%
Burlington Northern Santa Fe Corp.	667,000	15,299,313
Galileo International, Inc.	132,300	2,761,763
Norfolk Southern Corporation	730,200	10,861,725

		28,922,801

TOTAL EQUITIES
(Cost $949,543,828)		1,411,231,262

	Principal Amount

BONDS & NOTES - 24.0%

Asset Backed Securities - 1.8%
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	$ 650,000	637,013
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190% 09/25/2005	500,000	488,955
Case Equipment Loan Trust 1998-A, Class A4
5.830% 02/15/2005	2,986,379	2,940,867
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160% 09/25/2003	1,220,659	1,216,753

	Principal Amount	Market Value

Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800% 12/16/2002	$ 3,750,000	$ 3,704,137
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140% 10/16/2006	4,500,000	4,457,790
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850% 05/20/2008	2,500,000	2,478,650
Peco Energy Transition Trust Series 1999-A, Class A6
6.050% 03/01/2009	2,450,000	2,287,785
Peco Energy Transition Trust Series 1999-A, Class A7
6.130% 03/01/2009	1,300,000	1,198,418
Premier Auto Trust Series 1998-4, Class A3
5.690% 06/08/2002	3,883,633	3,860,952
Premier Auto Trust Series 1998-5, Class A3
5.070% 07/08/2002	2,000,000	1,974,840
Railcar Trust No. 1992-1
7.750% 06/01/2004	891,208	892,331
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900% 02/25/2007	2,400,000	2,290,944
Textron Financial Corporation Series 1998-A, Class A2†
5.890% 01/15/2005	3,500,000	3,440,500
Toyota Auto Lease Trust Series 1998-B, Class A1
5.350% 07/25/2002	3,500,000	3,481,800
Travelers Funding Ltd. Class A-1†
6.300% 02/18/2014	3,400,000	2,992,000

Total Asset Backed Securities
(Cost $39,449,221)		38,343,735

Corporate Debt - 12.2%
AirTouch Communications, Inc.
7.500% 07/15/2006	4,000,000	3,957,120
Alcan Aluminum Limited
6.250% 11/01/2008	2,500,000	2,314,947
America West Airlines, Inc. 1996-1, Class A
6.850% 07/02/2009	4,019,852	3,741,397

	Principal Amount	Market Value

American Airlines 1994-A Pass Through Trusts, Class A4
9.780% 11/26/2011	$ 4,027,826	$ 4,212,341
American General Finance Corporation
5.750% 11/01/2003	2,000,000	1,889,900
AMR Corporation
9.000% 08/01/2012	2,000,000	1,967,400
Associates Corporation of North America
6.750% 08/01/2001	4,000,000	3,973,400
AT&T - Liberty Media Group
8.250% 02/01/2030	5,695,000	5,229,508
Barrick Gold Corporation
7.500% 05/01/2007	4,250,000	4,112,257
BellSouth Capital Funding Corporation
7.750% 02/15/2010	2,000,000	2,000,080
BHP Finance (USA) Limited
6.420% 03/01/2026	4,500,000	4,351,860
Bombardier Capital, Inc.†
6.000% 01/15/2002	4,000,000	3,905,164
Boston Scientific Corporation
6.625% 03/15/2005	6,050,000	5,501,870
Celulosa Arauco y Constitucion, S.A.
6.950% 09/15/2005	2,500,000	2,362,750
Champion International Corporation
6.400% 02/15/2026	3,500,000	3,249,330
The Charles Schwab Corporation
6.250% 01/23/2003	2,500,000	2,416,473
The CIT Group, Inc.
5.625% 10/15/2003	2,500,000	2,342,200
The CIT Group, Inc.
6.375% 10/01/2002	4,000,000	3,892,360
The Columbia Gas System, Inc.
6.610% 11/28/2002	3,000,000	2,915,880
Comcast Cable Communications, Inc.
8.375% 05/01/2007	2,500,000	2,575,725
Commercial Credit Company
7.750% 03/01/2005	2,500,000	2,520,625
ConAgra, Inc.
7.000% 10/01/2028	3,000,000	2,399,580
Continental Airlines, Inc., Series 1996-2B
8.560% 07/02/2014	1,584,231	1,619,443
Continental Airlines, Inc., Series 1996-B
7.820% 04/15/2015	1,774,450	1,745,506

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

Corporate Debt (Continued)
Crown Cork & Seal Company, Inc.
7.125% 09/01/2002	$ 3,200,000	$ 3,055,389
CSX Corporation
7.050% 05/01/2002	2,000,000	1,967,340
CSX Corporation
7.250% 05/01/2027	4,500,000	4,249,575
Donnelley (R.R.) & Sons
6.625% 04/15/2029	3,000,000	2,493,960
Dover Corporation
6.250% 06/01/2008	2,000,000	1,762,960
Duke Capital Corp.
7.500% 10/01/2009	3,800,000	3,743,608
The E.W. Scripps Company
6.625% 10/15/2007	5,000,000	4,751,250
Emerald Investment Grade CBO†
7.553% 05/24/2011	3,000,000	3,000,000
ERAC USA Finance Company†
6.750% 05/15/2007	6,000,000	5,573,160
FBG Finance Limited†
7.875% 06/01/2016	4,000,000	4,124,880
Fletcher Challenge Capital Canada, Inc.
6.750% 03/24/2005	2,000,000	1,843,320
Fletcher Challenge Capital Canada, Inc.
7.750% 06/20/2006	2,000,000	1,929,900
Ford Motor Credit Corp. Variable Rate
6.400% 07/15/2006	1,500,000	1,497,570
Ford Motor Credit Corporation
7.375% 10/28/2009	3,000,000	2,901,810
General American Transportation Corporation
6.750% 03/01/2006	3,000,000	2,816,370
General Electric Capital Corporation
8.750% 05/21/2007	1,500,000	1,627,290
General Electric Capital Corporation Series MTNA
5.500% 04/15/2002	5,000,000	4,861,650
General Mills, Inc.
8.900% 06/15/2006	2,250,000	2,445,795
The Goldman Sachs Group, L.P.†
6.200% 02/15/2001	4,000,000	3,971,160
Goodyear Tire & Rubber Company
8.500% 03/15/2007	3,350,000	3,436,832
Halliburton Company
5.625% 12/01/2008	1,500,000	1,344,088
Heller Financial, Inc.
6.250% 03/01/2001	2,500,000	2,476,675

	Principal Amount	Market Value

Heller Financial, Inc.
7.375% 11/01/2009	$ 2,500,000	$ 2,358,650
Hershey Foods Corporation
7.200% 08/15/2027	5,300,000	5,056,200
Household Finance Corporation
6.500% 11/15/2008	2,500,000	2,274,500
ICI Wilmington, Inc.
7.050% 09/15/2007	2,500,000	2,336,100
IMC Global, Inc.
6.625% 10/15/2001	2,500,000	2,450,175
Interpool, Inc.
7.350% 08/01/2007	2,000,000	1,630,104
The Kroger Co.
7.000% 05/01/2018	2,000,000	1,734,680
LASMO (USA), Inc.
6.750% 12/15/2007	2,000,000	1,858,828
Leucadia National Corporation
7.750% 08/15/2013	3,000,000	2,934,510
Marsh & McLennan Companies, Inc.
7.125% 06/15/2009	2,000,000	1,915,774
Meritor Automotive, Inc.
6.800% 02/15/2009	4,000,000	3,442,400
Midway Airlines Corp. Pass Through Certificates Class B†
8.140% 01/02/2013	2,427,966	2,170,238
Millipore Corporation
7.500% 04/01/2007	4,250,000	4,030,275
Mobil Corporation
8.625% 08/15/2021	4,500,000	4,954,320
Morgan Stanley Dean Witter & Co.
5.625% 01/20/2004	5,000,000	4,715,100
Newmont Mining Corporation
8.625% 04/01/2002	5,000,000	4,998,050
News America Holdings, Inc.
9.250% 02/01/2013	4,000,000	4,322,440
Norfolk Southern Corporation
7.050% 05/01/2037	6,000,000	5,864,160
North Finance (Bermuda) Limited†
7.000% 09/15/2005	4,000,000	3,890,200
Pepsi Bottling Holdings, Inc.†
5.625% 02/17/2009	2,250,000	1,978,373
Raytheon Company
6.550% 03/15/2010	1,750,000	1,567,265
Raytheon Company
6.750% 08/15/2007	2,700,000	2,536,731

	Principal Amount	Market Value

Republic Services, Inc.
7.125% 05/15/2009	$ 3,000,000	$ 2,690,216
Ryder System, Inc.
6.600% 11/15/2005	3,500,000	3,271,310
Scholastic Corporation
7.000% 12/15/2003	3,000,000	2,923,590
Sprint Capital Corporation
6.125% 11/15/2008	2,000,000	1,782,740
Sprint Capital Corporation
6.900% 05/01/2019	2,000,000	1,778,320
SuperValu, Inc.
7.875% 08/01/2009	3,000,000	2,946,504
Texaco, Inc.
5.500% 01/15/2009	4,000,000	3,534,304
Thomas & Betts Corporation
8.250% 01/15/2004	1,000,000	1,003,450
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100% 12/30/2001	4,750,000	4,659,322
Times Mirror Co.
7.450% 10/15/2009	3,600,000	3,511,043
TRW, Inc.
8.750% 05/15/2006	5,500,000	5,602,949
Union Tank Car Co.
6.790% 05/01/2010	4,000,000	3,662,513
US Air, Inc., Class B
7.500% 10/15/2009	902,414	826,611
Valero Energy Corporation
7.375% 03/15/2006	2,000,000	1,930,896
Vulcan Materials Company
6.000% 04/01/2009	3,500,000	3,124,715
WPP Finance (USA) Corporation
6.625% 07/15/2005	2,250,000	2,134,186

Total Corporate Debt
(Cost $267,212,469)		255,473,440

Non-U.S. Government Agency Obligations - 0.8%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100% 08/13/2029	5,976,472	5,911,388
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960% 12/15/2007	2,724,377	2,581,603

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

Collateralized Mortgage Obligations (Continued)
Merrill Lynch Mortgage Investors, Inc., Series 1997- Cl-CTL, A-1
6.310% 11/15/2026	$ 3,663,047	$ 3,479,034
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491% 03/25/2022	3,000,000	2,949,390
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920% 02/05/2009	3,000,000	2,722,500

Total Non-U.S. Government Agency Obligations
(Cost $18,842,666)		17,643,915

U.S. Government Agency Obligations - 5.1%
Federal Home Loan Mortgage Corporation (FHLMC) - 0.7%
Collateralized Mortgage Obligations - 0.4%
FHLMC Series 1322 Class G
7.500% 02/15/2007	2,058,134	2,066,490
FHLMC Series 1460 Class H
7.000% 05/15/2007	1,789,000	1,778,928
FHLMC Series 1490 Class PG
6.300% 05/15/2007	5,000,000	4,975,000

		8,820,418

Pass-Through Securities - 0.3%
FHLMC
6.420% 12/01/2005	5,382,905	5,183,738
FHLMC
9.000% 03/01/2017	210,100	216,710

		5,400,448

		14,220,866

Federal National Mortgage Association (FNMA) - 2.9%
Collateralized Mortgage Obligations - 1.6%
FNMA Series 1993-107 Class E
6.500% 06/25/2008	5,000,000	4,878,100
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	5,000,000	4,946,850
FNMA Series 1993-175 Class PU
6.350% 09/25/2008	7,015,000	6,795,781
FNMA Series 1993-186 Class G
6.250% 03/25/2008	4,646,086	4,593,817

	Principal Amount	Market Value

FNMA Series 1993-71 Class PG
6.250% 07/25/2007	$ 8,000,000	$ 7,940,000
FNMA Series 1996-54 Class C
6.000% 09/25/2008	4,000,000	3,832,480

		32,987,028

Pass-Through Securities - 1.3%
FNMA 6.000%
11/01/2028 – 12/01/2028	5,504,143	5,037,997
FNMA 7.500%
09/01/2029 – 05/01/2030	18,094,528	17,834,546
FNMA 8.000%
05/01/2013 – 05/01/2030	4,540,943	4,555,455

		27,427,998

		60,415,026

Government National Mortgage Association (GNMA) - 1.2%
Pass-Through Securities
GNMA 6.500%
10/15/2028 – 03/15/2029	14,516,487	13,778,552
GNMA 7.000%
04/15/2023 – 11/15/2023	3,240,485	3,161,483
GNMA 7.500%
09/15/2016 – 10/15/2017	2,021,587	2,021,184
GNMA 8.000%
01/15/2004 – 01/15/2009	5,078,768	5,169,508
GNMA 9.000%
08/15/2008 – 09/15/2009	830,096	862,995

		24,993,722

U.S. Government Guaranteed Notes - 0.3%
1991-A Caguas, PR
8.740% 08/01/2001	280,000	285,057
1991-A Cncl. Bluffs, IA
8.740% 08/01/2001	155,000	157,799
1991-A Fairfax County, VA
8.740% 08/01/2001	85,000	86,535
1991-A Fajardo, PR
8.740% 08/01/2001	210,000	213,793
1991-A Gadsden, AL
8.740% 08/01/2001	100,000	101,806
1991-A Lorain, OH
8.740% 08/01/2001	30,000	30,542

	Principal Amount	Market Value

1991-A Mayaguez, PR
8.740% 08/01/2001	$ 150,000	$ 152,709
1991-A Rochester, NY
8.650% 08/01/2000	4,295,000	4,299,123

		5,327,364

Total U.S. Government Agency Obligations
(Cost $106,797,151)		104,956,978

U.S. Treasury Obligations - 4.1%
U.S. Treasury Bonds - 2.9%
U.S. Treasury Bond
7.500% 11/15/2016	8,598,000	9,710,323
U.S. Treasury Bond
8.750% 05/15/2017	40,100,000	50,507,153

		60,217,476

U.S. Treasury Notes - 1.2%
U.S. Treasury Note
6.500% 08/15/2005	17,500,000	17,680,425
U.S. Treasury Note
6.500% 10/15/2006	6,460,000	6,537,714

		24,218,139

U.S. Treasury Strip - 0.0%
U.S. Treasury Strip - Principal Only
0.000% 08/15/2015	2,000,000	787,620

Total U.S. Treasury Obligations
(Cost $85,381,683)		85,223,235

TOTAL BONDS & NOTES
(Cost $517,683,190)		501,641,303

SHORT-TERM INVESTMENTS - 12.4%
Cash Equivalents - 5.2%
Bank of America Bank Note**
6.670% 03/22/2001	2,308,010	2,308,010
Bank of Montreal Bank Note**
6.630% 08/16/2000	4,115,222	4,115,222
Bank of Nova Scotia Eurodollar Time Deposit**
7.000% 07/03/2000	4,616,010	4,616,010
Credit Agricole Bank Eurodollar Time Deposit**
6.750% 07/06/2000	17,654,388	17,654,388

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000
(Unaudited)

	Principal Amount	Market Value

Cash Equivalents (Continued)
Credit Agricole Bank Eurodollar Time Deposit**
6.750% 07/07/2000	$ 2,308,006	$ 2,308,006
Den Danske Bank Eurodollar Time Deposit**
6.810% 07/05/2000	9,662,684	9,662,684
First Union Bank Note**
6.900% 05/09/2001	2,308,013	2,308,013
Fleet National Bank Eurodollar Time Deposit**
7.260% 10/31/2000	6,272,569	6,272,569
HypoVereinsbank Eurodollar Time Deposit**
6.750% 07/05/2000	19,233,373	19,233,373
Merrimac Money Market Fund**
6.440% 07/03/2000	27,657,120	27,657,120
Morgan Stanley Dean Witter & Co.**
6.890% 07/17/2000	464,475	464,475
Morgan Stanley Dean Witter & Co.**
6.910% 11/22/2000	1,895,935	1,895,935
Paribas Bank Eurodollar Time Deposit**
6.750% 07/05/2000	9,232,017	9,232,017

		107,727,822

Commercial Paper - 7.2%
Appalachian Power Company
6.970% 07/19/2000	7,730,000	7,703,061
Burlington Resources, Inc.
6.900% 07/13/2000	5,950,000	5,936,315
ConAgra, Inc.
6.800% 07/12/2000	9,085,000	9,066,123
Countrywide Home Loans, Inc.
7.000% 07/03/2000	5,000,000	4,998,055
Dana Credit Corporation
6.780% 07/14/2000	10,200,000	10,175,027
Dana Credit Corporation
6.820% 07/05/2000	3,190,000	3,187,583
Federated Department Stores, Inc.
6.750% 07/05/2000	7,465,000	7,459,401

	Principal Amount	Market Value

Houston Industrial Finance Co. L.P.
6.900% 07/07/2000	$ 10,000,000	$ 9,988,500
Houston Industries Finance Co. L.P.
7.050% 07/18/2000	14,580,000	14,531,461
Pentair, Inc.
6.870% 07/26/2000	10,000,000	9,952,292
Public Service Electric and Gas Company
6.790% 07/06/2000	13,500,000	13,487,269
Solutia, Inc.
6.850% 07/20/2000	10,110,000	10,073,450
UOP
6.870% 07/10/2000	12,000,000	11,979,390
UOP
6.950% 07/24/2000	8,000,000	7,964,478
US West Capital Funding Corporation
6.850% 07/17/2000	10,000,000	9,969,556
US West Capital Funding Corporation
6.950% 07/31/2000	10,000,000	9,942,083
VF Corporation
6.180% 07/31/2000	3,255,000	3,238,237

		149,652,281

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		257,380,103

TOTAL INVESTMENTS - 104.0%
(Cost $1,724,607,121) ***		$ 2,170,252,668

Other Assets/(Liabilities) - (4.0%)		(82,479,552)

NET ASSETS - 100.0%		$ 2,087,773,116

Notes to Portfolio of Investments

* Non-income producing security.

** Represents investment of security lending collateral. (Note 2).

*** Aggregate cost for Federal tax purposes. (Note 7).

† Securities exempt from registration under Rule
144A of the Securities Act of 1933. These
securities may be resold in transactions exempt
from registration, normally to qualified institutional
buyers.

†† American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Series Investment Fund (“MML Trust”) is registered under the Investment Company Act of 1940, as amended (the “ 1940 Act”), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Equity Fund (“Equity Fund”), MML Money Market Fund (“Money Market Fund”), MML Managed Bond Fund (“Managed Bond Fund”) and MML Blend Fund (“Blend Fund”).

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Equity Fund, Managed Bond Fund and Blend Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on short-term securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since the Managed Bond Fund and the Blend Fund do not generally intend to hold such investments until maturity; however, MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Funds and annually for the Equity Fund. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Securities Lending
The Managed Bond Fund, Equity Fund and Blend Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Equity Fund and the Blend Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2000, the Funds had the following:

	Securities on Loan	Collateral
Equity Fund	$ 48,632,912	$ 50,016,610
Managed Bond Fund	11,462,692	11,606,171
Blend Fund	105,332,803	107,727,822

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.

Forward Commitments
Each Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000 the Funds had no open forward commitments.

Financial Futures Contracts
Each Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Funds had no open financial futures contracts.

Notes to Financial Statements (Continued)

3. Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a monthly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Inc. (“DLB”), pursuant to which DLB serves as the Funds’ sub-adviser providing day-to-day management of the Funds’ investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. (Note 9) MassMutual pays DLB a monthly fee equal to an annual rate of 0.13% of the average daily net asset value of the Equity Fund and the Equity Segment of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund, 0.10% of the average daily net asset value of the Managed Bond Fund and 0.09% of the average daily net asset value of the Money Market Fund and Bond Segment of the Blend Fund.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases
Equity Fund	$ -	$ 772,613,549
Managed Bond Fund	3,379,609	14,357,941
Blend Fund	8,234,469	535,753,711

Sales
Equity Fund	$ -	$1,138,409,009
Managed Bond Fund	29,226,481	33,919,979
Blend Fund	128,217,983	754,603,827
Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund are as follows:
		For the Six Months Ended June 30, 2000
		MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund
Shares
	Reinvestment of dividends	2,355,731	5,291,394	643,573	4,044,812
	Sales of shares	2,185,402	90,620,632	1,337,893	2,446,320
	Redemptions of shares	(15,350,910)	(115,956,410)	(4,702,283)	(28,534,080)

	Net decrease	(10,809,777)	(20,044,384)	(2,720,817)	(22,042,948)

Amount
	Reinvestment of dividends	$ 86,114,676	$ 5,291,394	$ 7,516,691	$ 95,065,001
	Sales of shares	76,867,972	90,620,632	15,657,633	56,722,452
	Redemptions of shares	(534,037,868)	(115,956,410)	(55,064,848)	(655,090,647)

	Net decrease	$(371,055,220)	$ (20,044,384)	$(31,890,524)	$(503,303,194)

		For the Year Ended December 31, 1999
		MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund
Shares
	Reinvestment of dividends	3,796,729	8,562,616	1,382,881	9,983,544
	Sales of shares	4,812,759	167,122,965	3,342,080	4,777,625
	Redemptions of shares	(8,388,952)	(153,549,427)	(4,234,710)	(14,823,643)

	Net Increase	220,536	22,136,154	490,251	(62,474)

Amount
	Reinvestment of dividends	$148,822,870	$ 8,562,616	$16,813,962	$249,891,784
	Sales of shares	189,299,023	167,122,965	40,899,424	118,555,152
	Redemptions of shares	(328,080,513)	(153,549,427)	(51,248,822)	(367,816,808)

	Net Increase	$ 10,041,380	$ 22,136,154	$ 6,464,564	$ 630,128

6. Foreign Securities
The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Fund	$1,670,176,471	$688,512,135	$56,360,840	$632,151,295
Managed Bond Fund	226,598,006	1,380,848	6,899,420	(5,518,572)
Blend Fund	1,724,607,121	488,125,787	42,480,240	445,645,547

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2000, is the same for financial reporting and Federal income tax purposes.
Notes to Financial Statements (Continued)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Money Market Fund	$ 1,204	December 31, 2000
Money Market Fund	201	December 31, 2001
Money Market Fund	5,364	December 31, 2002
Money Market Fund	841	December 31, 2003
Money Market Fund	4,291	December 31, 2005
Money Market Fund	96	December 31, 2006
Money Market Fund	2,451	December 31, 2007
Managed Bond Fund	1,987,536	December 31, 2007

9. Corporate Reorganization
Effective January 1, 2000, MassMutual completed an internal corporate reorganization among certain investment advisory functions and subsidiaries (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned indirect subsidiary of MassMutual, with and into DLB. DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the Equity Fund and the Equity segment of the Blend Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the Money Market Fund, Managed Bond Fund and the Money Market and Bond Segments of the Blend Fund. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.